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                                                                    EXHIBIT 10.5

                             MODIFICATION AGREEMENT

     WHEREAS, as of July 27, 2000, Telynx, Inc., a Delaware corporation (the "Company"), pursuant to Subscription Agreements dated as of July 27, 2000 ("Subscription Agreements") issued Convertible Notes ("Notes") to the Subscribers in the amounts designated on Schedule A hereto; and

     WHEREAS, the Company and Subscribers have determined that it is in the Company's best interests to modify the Subscription Agreements and Notes.

     It is now therefore agreed by the Company and Subscribers for good and valuable consideration, receipt of which is acknowledged, that:

     1. The Conversion Price as defined in Section 2.1(b)(i) of the Put Notes issuable in connection with Put Notices made and given after June 11, 2001 shall be the lesser of (i) 85% of the average of the three lowest closing prices of the Common Stock on the Principal Market for the thirty (30) trading days prior to the Closing Date, or (ii) 78% of the average of the three lowest closing prices of the Common Stock on the Principal Market for the ninety (90) trading days prior to the Conversion Date, as defined in the Note.

     2. All terms employed in this Modification Agreement, unless otherwise defined herein, shall have the same meanings attributed to them in the Subscription Agreements and Notes.

     3. Except as modified herein, the Subscription Agreements, Notes, and documents delivered in connection therewith remain in full force and affect.

     4. This Modification Agreement constitutes the binding obligation of the Company.

Dated: June 12, 2001

                                       TELYNX, INC.

                                       By: /s/ Kent J. Van Houten
                                           -------------------------------------
                                           Name: Kent J. Van Houten
                                           Title: Chief Financial Officer

APPROVED:

/s/ John Clarke                        /s/ John Clarke
-----------------------------------    -----------------------------------------
KESHET L.P.                            THE KESHET FUND L.P.

/s/ John Clarke                        /s/ John Clarke
-----------------------------------    ---------------------------------------
NESHER LTD.                            TALBIYA B. INVESTMENTS LTD.

/s/ Jisella Kindle
-----------------------------------
ESQUIRE TRADE & FINANCE, INC.

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                      SCHEDULE A TO MODIFICATION AGREEMENT

SUBSCRIBER                                                   PRINCIPAL NOTE AMOUNT
--------------------------------                             ---------------------

THE KESHET FUND, L.P.                                        $  170,000.00
135 West 50th Street, Suite 1700
New York, New York 10020
Fax: 212-541-4434

KESHET L.P.                                                  $  215,000.00
Ragnall House, 18 Peel Road
Douglas, Isle of Man
1M1 4L2, United Kingdom
Fax: 011-44-1624-661594

NESHER LTD.                                                  $  110,000.00
Ragnall House, 18 Peel Road
Douglas, Isle of Man
1M1 4L2, United Kingdom
Fax: 011-44-1624-661594

TALBIYA B. INVESTMENTS LTD.                                  $  105,000.00
Ragnall House, 18 Peel Road
Douglas, Isle of Man
1M1 4L2, United Kingdom
Fax: 011-44-1624-661594

ESQUIRE TRADE & FINANCE INC.                                 $  400,000.00
Trident Chambers
P.O. Box 146
Road Town, Tortola, B.V.I.
Fax: 011-41-41-760-1031
                                                             -------------
TOTAL                                                        $1,000,000.00
                                                             -------------

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